                                                                      EXHIBIT 21

                                  SUBSIDIARIES

                                                                                                     JURISDICTION
                                                                                                          OF
NAME                                                                                                 ORGANIZATION
---------------------------------------------------------------------------------------------------  -------------
Younkers, Inc......................................................................................      Delaware
Proffitt's of Tri-Cities, Inc......................................................................     Tennessee
Parks Enterprises, Inc.............................................................................     Tennessee
PDS Agency, Inc....................................................................................     Tennessee
Proffitt's Investments, Inc........................................................................     Tennessee
McRae's, Inc.......................................................................................   Mississippi
McRae's of Alabama, Inc............................................................................       Alabama
Parisian, Inc......................................................................................       Alabama
Parisian of Tennessee, Inc.........................................................................     Tennessee
Parisian Management Co., Inc.......................................................................       Alabama
Parisian Services, Inc.............................................................................       Alabama
Hess Specialty Department Store, LLC...............................................................          Ohio
Younkers Credit Corporation........................................................................      Delaware